TODAY'S MAN, INC.

                          MANAGEMENT STOCK OPTION PLAN

         1.       Purpose of Plan

         The purpose of this Management Stock Option Plan (the "Plan") is to provide additional incentive to officers, key employees and directors of TODAY'S MAN, INC., a Pennsylvania corporation (the "Company"), and each present or future parent or subsidiary corporation, by encouraging them to invest in shares of the Company's common stock, no par value ("Common Stock"), and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress.

         2.       Aggregate Number of Shares

         2,450,000 shares of the Company's Common Stock shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of the Company subject to options granted under the Plan which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

         3.       Class of Persons Eligible to Receive Options

         All officers, key employees and directors of the Company and any present or future Company parent or subsidiary corporation are eligible to receive an option or options under this Plan, provided, however, that Incentive Stock Options (defined in Section 5(a)) may be issued only to persons who are employees of the Company or any subsidiary corporation. The individuals who shall, in fact, receive an option or options shall be selected by the Committee, in its sole discretion, except as otherwise specified in Section 4 hereof. No individual may receive options under this Plan for more


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than 25% of the total number of shares of the Company's Common Stock authorized for issuance under this Plan.


         4.       Administration of Plan

                  (a) This Plan shall be administered by the Compensation Committee ("Committee") appointed by the Company's Board of Directors. The Committee shall consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule, except that the failure of the Committee or of the Board of Directors for any reason to be composed solely of Non-Employee Directors shall not prevent an option from being considered granted under this Plan. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option. Without limiting the generality of the foregoing, the Committee may establish performance criteria (based upon individual, group, store or Company goals or targets) as a condition to the exercise of some or all of the options granted to any optionee or class of optionees.

                  (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or

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the Board of Directors, or for the acts or omissions of any other members of a
Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

         5.       Incentive Stock Options and Non-Qualified Stock Options

                  (a) Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Committee. An "Incentive Stock Option" is an option which satisfies all of the requirements of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, and a "Non-Qualified Stock Option" is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for Incentive Stock Options issued under this Plan shall be equal at least to the fair market value (as defined below) of the Company's Common Stock on the date of the grant of the option, provided, however, that if an Incentive Stock Option is granted to an individual who, at the time the option is granted, is deemed to own more than 10 percent of the total combined voting power of all classes of stock of the Company or any subsidiary corporation of the Company as more fully set forth in Section 422(b)(6) of the Code (after giving effect to the ownership attribution rules of 422(c)(5) of the Code) (a "10% Shareholder"), such option shall comply with the provisions of Section 422(c)(5) of the Code, including without limitation, requirements that the option price shall not be less than 110 percent of the fair market value, as determined by the Committee in accordance with its interpretation of the requirements of Section 422 of the Code and the regulations thereunder, of the Company's Common Stock on the date of grant of the option, and such option shall not be exercisable after the expiration of five years from the date the option is granted. The option price for Non-Qualified Stock Options issued under this Plan may, in the sole discretion of the Committee, be less than the fair market value of the Common Stock on the date of the grant of the option. The fair market

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value of the Company's Common Stock on any particular date shall mean the last reported sale price of a share of the Company's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the Nasdaq National Market or Nasdaq SmallCap Market, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the Nasdaq National Market or the Nasdaq SmallCap Market, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock.

                  (b) Subject to the authority of the Committee set forth in
Section 4(a) hereof, Incentive Stock Options issued to officers and key employees pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall not be exercisable after the expiration of ten years (five years in the case of 10% Shareholders) from the date such options are granted, unless terminated earlier under the terms of the option. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix I for any particular optionee, provided that the option as amended or supplemented satisfies the requirements of Section 422(b) of the Code and the regulations thereunder. Each of the options granted pursuant to this
Section 5(b) is intended, if possible, to be an "Incentive Stock Option" as that term is defined in Section 422(b) of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

                  (c) Subject to the authority of the Committee set forth in
Section 4(a) hereof, Non-Qualified Stock Options issued to officers and other key employees pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions


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set forth therein. Subject to the authority of the Committee set forth in
Section 4(a) hereof, Non-Qualified Stock Options issued to directors pursuant to this Plan shall be issued substantially in the form set forth in Appendix III hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix II or Appendix III for any particular optionee.

                  (d) Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) hereof does not qualify as an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an Incentive Stock Option; or (iii) any option granted pursuant to Section 5(c) hereof is an "Incentive Stock Option."

         6.       Amendment, Supplement, Suspension and Termination

                  Options shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan is adopted by the Board of Directors of the Company. The Board of Directors reserves the right at any time, and from time to time, to amend or supplement this Plan and outstanding options granted under the Plan in any way, or to suspend or terminate the Plan, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not adversely affect holders of options granted under the Plan prior to the actual date on which such action occurred. If an amendment or supplement of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Company in order to permit

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the granting of "Incentive Stock Options" (as that term is defined in Section
422(b) of the Code and regulations thereunder) pursuant to the amended or supplemented Plan, such amendment or supplement shall also be approved by the shareholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

         7.       Effectiveness of Plan

                   This Plan shall become effective on the date of adoption by the Company's Board of Directors, subject however to confirmation of the Company's Plan of Reorganization under Chapter 11 of the Bankruptcy Code. Options may be granted under this Plan prior to obtaining confirmation of the Company's Plan of Reorganization under Chapter 11 of the Bankruptcy Code, provided such options shall not be exercisable until confirmation is obtained.

         8.       General Conditions

                  (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation to terminate his employment in any way.

                  (b) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any director the right to continue as a director of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation, or their respective shareholders, to terminate the directorship of any such director.

                  (c) Corporate action constituting an offer of stock for sale to any person under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the such person,

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


regardless of when the option is actually delivered to such person or acknowledged or agreed to by him.

                  (d) The terms "parent corporation" and "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

                  (e) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

                  (f) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

                  (g) As a condition to the receipt or exercise of any option, the Committee, in its sole and absolute discretion, may require that an optionee or a class of optionees agree to be bound by certain nondisclosure, nonsolicitation and/or noncompetition covenants prohibiting such optionee from disclosing or using proprietary information of the Company at any time or from soliciting the Company's employees, customers or suppliers or from competing with the Company at any time during employment and for a stated period following termination of employment. In the event of any breach of such covenants or the provisions of any other agreement between the Company and the optionee, the Committee, in its sole and absolute discretion, in addition to any other rights or remedies of the Company at law or in equity, may (i) cancel any unexercised option held by such optionee, (ii) rescind the exercise of any option exercised twelve (12) months prior to, or at any time after, such breach by requiring such optionee to return any shares received upon the exercise of such option to the Company and/or (iii) require such optionee to pay to the Company an amount equal to the Gain Realized (as hereinafter defined) on the exercise of any option exercised twelve (12) months prior to, or at any time after, such breach. As used herein, Gain Realized shall equal the fair market value of any Common Stock received on the date of exercise of an option less the option exercise price.


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                                   APPENDIX I

                             INCENTIVE STOCK OPTION


To:
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   Name

   -----------------------------------------------------------------------------
   Address

Date of Grant:
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         You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, no par value ("Common Stock"), of TODAY'S MAN, INC., a Pennsylvania corporation (the "Company") at a price of $__________ per share pursuant to the Company's Management Stock Option Plan (the "Plan").

[revise following paragraph and/or insert new paragraphs concerning rate of option exerciseability and/or conditions to exercise, as determined by the Committee]

         [Your option may first be exercised on and after [ ] from the date of grant, but not before that time. On and after [ ] and prior to the Scheduled Termination Date (as hereinafter defined), your option may be exercised for up to [ ] percent ([ ]%) of the total number of shares subject to the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). On each [insert date/anniversary of the date of grant of this stock option thereafter (beginning with the [first] anniversary)] your option may be exercised for up to an additional [ ] percent ([ ]%) of the total number of shares subject to the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after

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

[   ] years after the date of grant, except if terminated earlier as provided herein.]

         In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date your employment is terminated (whether such termination be voluntary or involuntary) after the Change of Control (but in no event later than the Scheduled Termination Date), and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly. A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

         1. A change within a twelve-month period in a majority of the members of the board of directors of the Company;

         2. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

         3. Any other event deemed to constitute a "Change of Control" by the Committee.

         No fractional shares shall be issued or delivered. This option shall terminate and is not exercisable after ten years (five years in the case of 10% Shareholders, as defined in the Plan) from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company;

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or (c) (unless prohibited by the Committee) any combination of cash and Common
Stock of the Company valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in
Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

         If you die while employed by the Company or a Company subsidiary corporation, your executor, administrator, personal representative or beneficiary, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, personal representative, beneficiary, guardian or custodian must present

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proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

         Notwithstanding any other provision of the Option, the Committee shall have the right to cancel this Option without notice if your employment is terminated for: (i) your willful misconduct or gross negligence, (ii) your material breach of any agreement with the Company or (iii) your failure to render satisfactory services to the Company.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

         This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

                  (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder in order to comply with provisions of the Code which require shareholder approval of the Plan to permit options granted to qualify as incentive stock options to the extent so designated and to permit the Plan to meet the requirements of Section 162(m) of the Code applicable to performance-based compensation and to comply

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with a NASD bylaw that requires companies whose shares are reported on the
Nasdaq National Market obtain shareholder approval of stock plans for directors, officers or key employees;

                  (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

                  (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

                  (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                  (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the

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Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

                  (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall, if possible, be an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "Incentive Stock Option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

         NOTHING HEREIN SHALL MODIFY YOUR STATUS AS AN AT-WILL EMPLOYEE OF THE COMPANY. FURTHER, NOTHING HEREIN GUARANTEES YOU EMPLOYMENT FOR ANY SPECIFIED PERIOD OF TIME. THIS MEANS THAT EITHER YOU OR THE COMPANY MAY TERMINATE YOUR EMPLOYMENT AT ANY TIME FOR ANY REASON, OR NO REASON. YOU RECOGNIZE THAT, FOR INSTANCE, YOU MAY TERMINATE YOUR EMPLOYMENT OR THE COMPANY MAY TERMINATE YOUR EMPLOYMENT PRIOR TO THE DATE ON WHICH YOUR OPTION BECOMES VESTED.

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         ANY DISPUTE OR DISAGREEMENT BETWEEN YOU AND THE COMPANY WITH RESPECT TO
ANY PORTION OF THIS OPTION OR ITS VALIDITY, CONSTRUCTION, MEANING, PERFORMANCE
OR YOUR RIGHTS HEREUNDER SHALL BE SETTLED BY ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION OR ITS SUCCESSOR, AS AMENDED FROM TIME TO TIME. HOWEVER, PRIOR TO SUBMISSION TO ARBITRATION YOU WILL ATTEMPT TO RESOLVE ANY DISPUTES OR DISAGREEMENTS WITH THE COMPANY OVER THIS OPTION AMICABLY AND INFORMALLY, IN GOOD FAITH, FOR A PERIOD
NOT TO EXCEED TWO WEEKS. THEREAFTER, THE DISPUTE OR DISAGREEMENT WILL BE SUBMITTED TO ARBITRATION. AT ANY TIME PRIOR TO A DECISION FROM THE ARBITRATOR(S) BEING RENDERED, YOU AND THE COMPANY MAY RESOLVE THE DISPUTE BY SETTLEMENT. YOU AND THE COMPANY SHALL EQUALLY SHARE THE COSTS CHARGED BY THE AMERICAN
ARBITRATION ASSOCIATION OR ITS SUCCESSOR, BUT YOU AND THE COMPANY SHALL
OTHERWISE BE SOLELY RESPONSIBLE FOR YOUR OWN RESPECTIVE COUNSEL FEES AND EXPENSES. THE DECISION OF THE ARBITRATOR(S) SHALL BE MADE IN WRITING, SETTING FORTH THE AWARD, THE REASONS FOR THE DECISION AND AWARD AND SHALL BE BINDING AND CONCLUSIVE ON YOU AND THE COMPANY. FURTHER, NEITHER YOU NOR THE COMPANY SHALL APPEAL ANY SUCH AWARD. JUDGMENT OF A COURT OF COMPETENT JURISDICTION MAY BE ENTERED UPON THE AWARD AND MAY BE ENFORCED AS SUCH IN ACCORDANCE WITH THE PROVISIONS OF THE AWARD.

         As a condition to the receipt or exercise of any option, the Committee, in its sole and absolute discretion, may require that you agree to be bound by certain nondisclosure, nonsolicitation and/or noncompetition covenants prohibiting you from disclosing or using proprietary information of the Company at any time or from soliciting the Company's employees, customers or suppliers or from competing with the Company at any time during employment and for a stated period following termination of employment. In the event of any breach of such covenants or the provisions of any other agreement between the Company and you, the Committee, in its sole and absolute discretion, in addition to any other rights or remedies of the Company at law or in equity, may (i) cancel any unexercised option held by you, (ii) rescind the exercise of any option exercised twelve (12) months prior to, or at any time after, such breach by requiring you to return any shares received upon the exercise of such option to the Company and/or (iii) require you to pay to the Company an amount equal to the Gain Realized (as hereinafter defined) on the exercise of any option exercised twelve (12) months prior to, or at any time after, such breach. As used herein, Gain Realized shall equal the fair market value of any

Common Stock received on the date of exercise of an option less the option exercise price.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Pennsylvania.

         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.


                                         TODAY'S MAN, INC.


                                         By:
                                            ----------------------------------



         I hereby acknowledge (i) receipt of a copy of the foregoing stock option and of the Plan as of the date of grant set forth above, (ii) that all stock options granted to me prior to the date hereof have been canceled, (iii) that this stock option grant discharges any promise (either verbal or written) of the Company made on or prior to the date of grant to give me a stock option, and, (iv) having read it, hereby signify my understanding of, and my agreement with, its terms and conditions. In consideration of the grant, I hereby release any claim I may have against the Company with respect to any prior stock option grant or promise of a stock option grant or other equity interest in the Company.

-----------------------------------------------  -------------------------------
(Signature)                                      (Date)

                                   APPENDIX II

         NON-QUALIFIED STOCK OPTION FOR OFFICERS AND OTHER KEY EMPLOYEES

To:
    ----------------------------------------------------------------------------
    Name

    ----------------------------------------------------------------------------
    Address

Date of Grant:
              ------------------------------------------------------------------


         You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, no par value ("Common Stock"), of TODAY'S MAN, INC., a Pennsylvania corporation (the "Company") at a price of $__________ per share pursuant to the Company's Management Stock Option Plan (the "Plan").

[revise following paragraph and/or insert new paragraphs concerning rate of option exerciseability and/or conditions to exercise, as determined by the Committee]

         [Your option may first be exercised on and after [ ] from the date of grant, but not before that time. On and after [ ] and prior to the Scheduled Termination Date (as hereinafter defined), your option may be exercised for up to [ ] percent ([ ]%) of the total number of shares subject to the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). On each [insert date/anniversary of the date of grant of this stock option thereafter (beginning with the [first] anniversary)] your option may be exercised for up to an additional [ ] percent ([ ]%) of the total number of shares subject to the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after

[   ] years after the date of grant, except if terminated earlier as provided herein.]

         In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date your employment is terminated (whether such termination be voluntary or involuntary) after the Change of Control (but in no event later than the Scheduled Termination Date), and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly. A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

         1. A change within a twelve-month period in a majority of the members of the board of directors of the Company;

         2. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

         3. Any other event deemed to constitute a "Change of Control" by the Committee.

         No fractional shares shall be issued or delivered. This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in
Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

         If you die while employed by the Company or a Company subsidiary corporation, your executor, administrator, personal representative or beneficiary, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, personal representative, beneficiary, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

         Notwithstanding any other provision of the Option, the Committee shall have the right to cancel this Option without notice if your employment is terminated for: (i) your willful misconduct or gross negligence, (ii) your material breach of any agreement with the Company or (iii) your failure to render satisfactory services to the Company.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

         This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

                  (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder in order to comply with provisions of the Code which require shareholder approval of the Plan to permit options granted to qualify as incentive stock options to the extent so designated and to permit the Plan to meet the requirements of Section 162(m) of the Code applicable to performance-based compensation and to comply with a NASD bylaw that requires companies whose shares are reported on the Nasdaq National Market obtain shareholder approval of stock plans for directors, officers or key employees;


                  (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

                  (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

                  (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                  (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

                  (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder.

         NOTHING HEREIN SHALL MODIFY YOUR STATUS AS AN AT-WILL EMPLOYEE OF THE COMPANY. FURTHER, NOTHING HEREIN GUARANTEES YOU EMPLOYMENT FOR ANY SPECIFIED PERIOD OF TIME. THIS MEANS THAT EITHER YOU OR THE COMPANY MAY TERMINATE YOUR EMPLOYMENT AT ANY TIME FOR ANY REASON, OR NO REASON. YOU RECOGNIZE THAT, FOR INSTANCE, YOU MAY TERMINATE YOUR EMPLOYMENT OR THE COMPANY MAY TERMINATE YOUR EMPLOYMENT PRIOR TO THE DATE ON WHICH YOUR OPTION BECOMES VESTED.

         ANY DISPUTE OR DISAGREEMENT BETWEEN YOU AND THE COMPANY WITH RESPECT TO ANY PORTION OF THIS OPTION OR ITS VALIDITY, CONSTRUCTION, MEANING, PERFORMANCE OR YOUR RIGHTS HEREUNDER SHALL

BE SETTLED BY ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION OR ITS SUCCESSOR, AS AMENDED FROM TIME TO TIME. HOWEVER, PRIOR TO SUBMISSION TO ARBITRATION YOU WILL ATTEMPT TO RESOLVE ANY DISPUTES OR DISAGREEMENTS WITH THE COMPANY OVER THIS OPTION AMICABLY AND INFORMALLY, IN GOOD FAITH, FOR A PERIOD NOT TO EXCEED TWO WEEKS. THEREAFTER, THE DISPUTE OR DISAGREEMENT WILL BE SUBMITTED TO ARBITRATION. AT ANY TIME PRIOR TO A DECISION FROM THE ARBITRATOR(S) BEING RENDERED, YOU AND THE COMPANY MAY RESOLVE THE DISPUTE BY SETTLEMENT. YOU AND THE COMPANY SHALL EQUALLY SHARE THE COSTS CHARGED BY THE AMERICAN ARBITRATION ASSOCIATION OR ITS SUCCESSOR, BUT YOU AND THE COMPANY SHALL OTHERWISE BE SOLELY RESPONSIBLE FOR YOUR OWN RESPECTIVE COUNSEL FEES AND EXPENSES. THE DECISION OF THE ARBITRATOR(S) SHALL BE MADE IN WRITING, SETTING FORTH THE AWARD, THE REASONS FOR THE DECISION AND AWARD AND SHALL BE BINDING AND CONCLUSIVE ON YOU AND THE COMPANY. FURTHER, NEITHER YOU NOR THE COMPANY SHALL APPEAL ANY SUCH AWARD. JUDGMENT OF A COURT OF COMPETENT JURISDICTION MAY BE ENTERED UPON THE AWARD AND MAY BE ENFORCED AS SUCH IN ACCORDANCE WITH THE PROVISIONS OF THE AWARD.

         As a condition to the receipt or exercise of any option, the Committee, in its sole and absolute discretion, may require that you agree to be bound by certain nondisclosure, nonsolicitation and/or noncompetition covenants prohibiting you from disclosing or using proprietary information of the Company at any time or from soliciting the Company's employees, customers or suppliers or from competing with the Company at any time during employment and for a stated period following termination of employment. In the event of any breach of such covenants or the provisions of any other agreement between the Company and you, the Committee, in its sole and absolute discretion, in addition to any other rights or remedies of the Company at law or in equity, may (i) cancel any unexercised option held by you, (ii) rescind the exercise of any option exercised twelve (12) months prior to, or at any time after, such breach by requiring you to return any shares received upon the exercise of such option to the Company and/or (iii) require you to pay to the Company an amount equal to the Gain Realized (as hereinafter defined) on the exercise of any option exercised twelve (12) months prior to, or at any time after, such breach. As used herein, Gain Realized shall equal the fair market value of any Common Stock received on the date of exercise of an option less the option exercise price.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Pennsylvania.

         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

                                         TODAY'S MAN, INC.


                                         By:
                                            ----------------------------------


                  I hereby acknowledge (i) receipt of a copy of the foregoing stock option and of the Plan as of the date of grant set forth above, (ii) that all stock options granted to me prior to the date hereof have been canceled,
(iii) that this stock option grant discharges any promise (either verbal or written) of the Company made on or prior to the date of grant to give me a stock option, and, (iv) having read it, hereby signify my understanding of, and my agreement with, its terms and conditions. In consideration of the grant, I hereby release any claim I may have against the Company with respect to any prior stock option grant or promise of a stock option grant or other equity interest in the Company.


------------------------------------------------    ----------------------------
(Signature)                                         (Date)

                                  APPENDIX III

                    NON-QUALIFIED STOCK OPTION FOR DIRECTORS



To:
   -----------------------------------------------------------------------------
   Name

   -----------------------------------------------------------------------------
   Address

Date of Grant:
              ------------------------------------------------------------------


         You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, no par value ("Common Stock"), of TODAY'S MAN, INC., a Pennsylvania corporation (the "Company") at a price of $__________ per share pursuant to the Company's Management Stock Option Plan (the "Plan").

[revise following paragraph and/or insert new paragraphs concerning rate of option exerciseability and/or conditions to exercise, as determined by the Committee]

         [Your option may first be exercised on and after [ ] from the date of grant, but not before that time. On and after [ ] and prior to the Scheduled Termination Date (as hereinafter defined), your option may be exercised for up to [ ] percent ([ ]%) of the total number of shares subject to the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). On each [insert date/anniversary of the date of grant of this stock option thereafter (beginning with the [first] anniversary)] your option may be exercised for up to an additional [ ] percent ([ ]%) of the total number of shares subject to the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after [ ] years after the date of grant, except if terminated earlier as provided herein.]

         In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date your employment is terminated (whether such termination be voluntary or involuntary) after the Change of Control (but in no event later than the Scheduled Termination Date), and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly. A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

         1. A change within a twelve-month period in a majority of the members of the board of directors of the Company;

         2. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

         3. Any other event deemed to constitute a "Change of Control" by the Committee.

         No fractional shares shall be issued or delivered. This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which you cease for any reason to be a director of the Company or a subsidiary corporation (whether by death, disability, resignation, removal, failure to be reappointed, reelected or otherwise, and regardless of whether the failure to continue as a director was for cause or without cause or otherwise), but in no event later than the Scheduled Termination Date. After the date you cease to be a director, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director. If you are a director of a subsidiary corporation, your directorship shall be deemed to have terminated on the date such company ceases to be a subsidiary corporation, unless you are also a director of the Company or another subsidiary corporation, or on that date became a director of the Company or another subsidiary corporation. Your directorship shall not be deemed to have terminated if you cease being a director of the Company or a subsidiary corporation but are or concurrently therewith become an employee or director of the Company or another subsidiary corporation.

         If you die while a director of the Company or a Company subsidiary corporation, your executor, administrator, personal representative or beneficiary, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your directorship with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, personal representative, beneficiary, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

         Notwithstanding any other provision of the Option, the Committee shall have the right to cancel this Option without notice if your directorship is terminated for: (i) your willful misconduct or gross negligence, (ii) your material breach of any agreement with the Company or (iii) your failure to render satisfactory services to the Company.

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

         This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

                  (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder in order to comply with provisions of the Code which require shareholder approval of the Plan to permit options granted to qualify as incentive stock options to the extent so designated and to permit the Plan to meet the requirements of Section 162(m) of the Code applicable to performance-based compensation and to comply with a NASD bylaw that requires companies whose shares are reported on the Nasdaq National Market obtain shareholder approval of stock plans for directors, officers or key employees;

                  (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

                  (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

                  (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                  (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

                  (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder.

         NOTHING CONTAINED IN THE PLAN OR THIS OPTION SHALL CONFER UPON YOU THE RIGHT TO CONTINUE AS A DIRECTOR OF THE COMPANY OR ANY AFFILIATED OR SUBSIDIARY CORPORATION OR INTERFERE IN ANY WAY WITH THE RIGHTS OF THE COMPANY OR ANY AFFILIATED OR SUBSIDIARY CORPORA TION, OR THEIR RESPECTIVE SHAREHOLDERS, TO TERMINATE YOUR DIRECTORSHIP.

         ANY DISPUTE OR DISAGREEMENT BETWEEN YOU AND THE COMPANY WITH RESPECT TO ANY PORTION OF THIS OPTION OR ITS VALIDITY, CONSTRUCTION, MEANING, PERFORMANCE OR YOUR RIGHTS HEREUNDER SHALL BE SETTLED BY ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL

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


ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION OR ITS SUCCESSOR, AS AMENDED FROM TIME TO TIME. HOWEVER, PRIOR TO SUBMISSION TO ARBITRATION YOU WILL ATTEMPT TO RESOLVE ANY DISPUTES OR DISAGREEMENTS WITH THE COMPANY OVER THIS OPTION AMICABLY AND INFORMALLY, IN GOOD FAITH, FOR A PERIOD NOT TO EXCEED TWO WEEKS. THEREAFTER, THE DISPUTE OR DISAGREEMENT WILL BE SUBMITTED TO ARBITRATION. AT ANY TIME PRIOR TO A DECISION FROM THE ARBITRATOR(S) BEING RENDERED, YOU AND THE COMPANY MAY RESOLVE THE DISPUTE BY SETTLEMENT. YOU AND THE COMPANY SHALL EQUALLY SHARE THE COSTS CHARGED BY THE AMERICAN ARBITRATION ASSOCIATION OR ITS SUCCESSOR, BUT YOU AND THE COMPANY SHALL OTHERWISE BE SOLELY RESPONSIBLE FOR YOUR OWN RESPECTIVE COUNSEL FEES AND EXPENSES. THE DECISION OF THE ARBITRATOR(S) SHALL BE MADE IN WRITING, SETTING FORTH THE AWARD, THE REASONS FOR THE DECISION AND AWARD AND SHALL BE BINDING AND CONCLUSIVE ON YOU AND THE COMPANY. FURTHER, NEITHER YOU NOR THE COMPANY SHALL APPEAL ANY SUCH AWARD. JUDGMENT OF A COURT OF COMPETENT JURISDICTION MAY BE ENTERED UPON THE AWARD AND MAY BE ENFORCED AS SUCH IN ACCORDANCE WITH THE PROVISIONS OF THE AWARD.

         As a condition to the receipt or exercise of any option, the Committee, in its sole and absolute discretion, may require that you agree to be bound by certain nondisclosure, nonsolicitation and/or noncompetition covenants prohibiting you from disclosing or using proprietary information of the Company at any time or from soliciting the Company's employees, customers or suppliers or from competing with the Company at any time during employment and for a stated period following termination of your directorship. In the event of any breach of such covenants or the provisions of any other agreement between the Company and you, the Committee, in its sole and absolute discretion, in addition to any other rights or remedies of the Company at law or in equity, may (i) cancel any unexercised option held by you, (ii) rescind the exercise of any option exercised twelve (12) months prior to, or at any time after, such breach by requiring you to return any shares received upon the exercise of such option to the Company and/or (iii) require you to pay to the Company an amount equal to the Gain Realized (as hereinafter defined) on the exercise of any option exercised twelve (12) months prior to, or at any time after, such breach. As used herein, Gain Realized shall equal the fair market value of any Common Stock received on the date of exercise of an option less the option exercise price.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby

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

incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Pennsylvania.

         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

                                      TODAY'S MAN, INC.


                                      By:
                                         -------------------------------------

         I hereby acknowledge (i) receipt of a copy of the foregoing stock option and of the Plan as of the date of grant set forth above, (ii) that all stock options granted to me prior to the date hereof have been canceled, (iii) that this stock option grant discharges any promise (either verbal or written) of the Company made on or prior to the date of grant to give me a stock option, and, (iv) having read it, hereby signify my understanding of, and my agreement with, its terms and conditions. In consideration of the grant, I hereby release any claim I may have against the Company with respect to any prior stock option grant or promise of a stock option grant or other equity interest in the Company.

----------------------------------------------        -------------------------
(Signature)                                           (Date)






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